Exhibit 99.16

POWERS OF ATTORNEY

The undersigned Directors/Trustees, on behalf of the following Registered Investment Companies, each constitute and appoint Huey P. Falgout, Jr., Paul A. Caldarelli, Theresa K. Kelety, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for each undersigned Director/Trustee, and in the name of such undersigned Director/Trustee and in the capacities indicated below, as the case may be, the Registration Statements on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statements under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Securities Act No.
ING Equity Trust	333-185540
ING Investors Trust	333-180548
ING Investors Trust	333-185541
ING Mutual Funds	333-180546
ING Mutual Funds	333-185542
ING Mutual Funds	333-187475
ING Partners, Inc.	333-180544
ING Series Fund, Inc.	333-180556
ING Variable Funds	333-176321
ING Variable Funds	333-185543
ING Variable Products Trust	333-185719

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of September 11, 2013 and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/Colleen D. Baldwin	/s/Martin J. Gavin
Colleen D. Baldwin	Martin J. Gavin
Trustee	Trustee

/s/John V. Boyer	/s/Russell H. Jones
John V. Boyer	Russell H. Jones
Trustee	Trustee

/s/Patricia W. Chadwick	/s/Patrick W. Kenny
Patricia W. Chadwick	Patrick W. Kenny
Trustee	Trustee

/s/Albert E. DePrince, Jr.	/s/Joseph E. Obermeyer
Albert E. DePrince, Jr.	Joseph E. Obermeyer
Trustee	Trustee

/s/Peter S. Drotch	/s/Sheryl K. Pressler
Peter S. Drotch	Sheryl K. Pressler
Trustee	Trustee

/s/J. Michael Earley	/s/Roger B. Vincent
J. Michael Earley	Roger B. Vincent
Trustee	Trustee

POWER OF ATTORNEY

The undersigned Trustee/Director and Officer, on behalf of the following Registered Investment Companies, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Trustee/Director and Officer, and in the name of such undersigned Trustee/Director and Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Securities Act No.
ING Equity Trust	333-185540
ING Investors Trust	333-180548
ING Investors Trust	333-185541
ING Mutual Funds	333-180546
ING Mutual Funds	333-185542
ING Mutual Funds	333-187475
ING Partners, Inc.	333-180544
ING Series Fund, Inc.	333-180556
ING Variable Funds	333-176321
ING Variable Funds	333-185543
ING Variable Products Trust	333-185719

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of September 11, 2013 and shall be deemed an original.

/s/ Shaun P. Mathews
Shaun P. Mathews
Trustee/Director and President and Chief Executive Officer

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Securities Act No.
ING Equity Trust	333-185540
ING Investors Trust	333-180548
ING Investors Trust	333-185541
ING Mutual Funds	333-180546
ING Mutual Funds	333-185542
ING Mutual Funds	333-187475
ING Partners, Inc.	333-180544
ING Series Fund, Inc.	333-180556
ING Variable Funds	333-176321
ING Variable Funds	333-185543
ING Variable Products Trust	333-185719

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of September 11, 2013 and shall be deemed an original.

/s/Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary